Impairment of Non-current Assets	12 Months Ended
Dec. 31, 2018
Impairment Of Non Current Assets [Abstract]
Impairment of Non-current Assets
19.	IMPAIRMENT OF NON-CURRENT ASSETS

In accordance with the Company’s accounting policy, non-current assets are reviewed at each reporting date to determine whether there are any indications of impairment. An impairment loss is recognized when the carrying amount exceeds the recoverable amount.

For the year ended December 31, 2018, the Company recognized a non-cash impairment loss on its Organoclay property, plant and equipment of $11,580.

Indicators of impairment

As at December 31, 2018, management determined that slower than expected ramp up of the Organoclay sales, resulting in the negative profitability of the Company’s RheoMinerals Inc. subsidiary constituted an indicator of impairment. Therefore, the Company completed an impairment assessment for the Organoclay cash-generating unit (“CGU”) whereby the carrying value of the CGU was compared to its recoverable amount. The estimated recoverable amount was calculated as the fair value less cost of disposal (“FVLCD”) for the CGU. FVLCD was calculated using a discounted future cash flow model. The calculation of FVLCD uses Level 3 valuation techniques. There were no impairment indicators with respect to the Company’s other business segments as at December 31, 2018.

19.	IMPAIRMENT OF NON-CURRENT ASSETS (continued)

Key assumptions

The projected cash flows used in impairment testing are significantly affected by changes in assumptions for volume of sales, sales growth, production costs estimates, future capital expenditures, and discount rates. The determination of FVLCD includes the following key applicable assumptions:

•	EBITDA margin*: (8.3%) in 2019, 1% in 2020, 5.8% in 2021 and 9.9% in 2022 and beyond
•	Sales growth: 69% in 2019, 32% in 2020, 20% in 2021 and 2022 and 0% beyond
•	Operating and capital costs based on historical costs incurred and estimated forecasts
•	Production volume as indicated in the RheoMinerals Inc. business plan
•	After-tax real discount rate of 7.5%

* EBITDA margin is calculated by dividing earnings before interest, tax, depreciation and amortization by sales revenue.

Sensitivities

The Company has performed a sensitivity analysis on CGUs where impairments were recorded. The Company calculated that a 1% decrease in sales would result in $359 additional impairment charge, and 1% increase in the discount rate assumption would result in $553 additional impairment charge.